UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreements.

On May 20, 2011, NRG Energy, Inc. (“NRG”), the subsidiaries of NRG named in the thirty-eighth supplemental indenture (as described below) (collectively, the “Existing Guarantors”), Energy Protection Insurance Company, Meriden Gas Turbines LLC, NRG Development Company Inc., NRG Energy Labor Services LLC, NRG Energy Services Group LLC, NRG Ilion Limited Partnership, NRG Ilion LP LLC, NRG Maintenance Services LLC, NRG Mextrans Inc., NRG PacGen Inc., NRG Rockford Acquisition LLC, NRG Services Corporation, NRG SimplySmart Solutions LLC, O’Brien Cogeneration, Inc. II, ONSITE Energy, Inc. and Reliant Energy Northeast LLC (collectively, the “Guaranteeing Subsidiaries”) and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into a forty-fifth supplemental indenture (the “Forty-Fifth Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “Base Indenture”), among NRG and the Trustee, as supplemented by a second supplemental indenture, dated as of February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $2,400,000,000 aggregate principal amount of 7.375% senior notes due 2016 (the “2016 Notes”), and as supplemented by a fourth supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a sixth supplemental indenture, dated as of April 28, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, an eighth supplemental indenture, dated as of November 13, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, an eleventh supplemental indenture, dated as of July 19, 2007, among NRG, the Existing Guarantors party thereto and the Trustee, a fourteenth supplemental indenture, dated as of August 28, 2007, among NRG, the Existing Guarantors party thereto and the Trustee, a seventeenth supplemental indenture, dated as of April 28, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twentieth supplemental indenture, dated as of May 8, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-fifth supplemental indenture, dated as of October 5, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-ninth supplemental indenture, dated as of April 16, 2010, among NRG, the Existing Guarantors party thereto and the Trustee, a thirty-third supplemental indenture, dated as of June 22, 2010, among NRG, the Existing Guarantors party thereto and the Trustee, and a thirty-eighth supplemental indenture, dated as of December 15, 2010, among NRG, the Existing Guarantors and the Trustee.  Pursuant to the Forty-Fifth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2016 Notes.

On May 20, 2011, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into a forty-sixth supplemental indenture (the “Forty-Sixth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a ninth supplemental indenture, dated as of November 21, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 7.375% senior notes due 2017 (the “2017 Notes”), and as supplemented by a twelfth supplemental indenture, dated as of July 19, 2007, among NRG, the Existing Guarantors party thereto and the Trustee, a fifteenth supplemental indenture, dated as of August 28, 2007, among NRG the Existing Guarantors party thereto and the Trustee, an eighteenth supplemental indenture, dated as of April 28, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-first supplemental indenture, dated as of May 8, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-sixth supplemental indenture, dated as of October 5, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a thirtieth supplemental indenture, dated as of April 16, 2010, among NRG, the Existing Guarantors party thereto and the Trustee,a thirty-fourth supplemental indenture, dated as of June 22, 2010, among NRG, the Existing Guarantors party thereto and the Trustee, and a thirty-ninth supplemental indenture, dated as of December 15, 2010, among NRG, the Existing Guarantors and the Trustee.  Pursuant to the Forty-Sixth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2017 Notes.

On May 20, 2011, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the forty-seventh supplemental indenture (the “Forty-Seventh Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a twenty-second supplemental indenture, dated as of June 5, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, pursuant to which NRG issued $700,000,000 aggregate principal amount of 8.50% senior notes due 2019 (the “2019 Notes”), and as supplemented by a twenty-third supplemental indenture, dated as of July 14, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a twenty-seventh supplemental indenture, dated as of October 5, 2009, among NRG, the Existing Guarantors party thereto and the Trustee, a thirty-first supplemental indenture, dated as of April 16, 2010, among NRG, the Existing Guarantors party thereto and the Trustee, a thirty-fifth supplemental indenture, dated as of June 22, 2010, among NRG, the Existing Guarantors party thereto and the Trustee, and a fortieth supplemental indenture, dated as of

December 15, 2010, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Forty-Seventh Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2019 Notes.

On May 20, 2011, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the forty-eighth supplemental indenture (the “Forty-Eighth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a thirty-sixth supplemental indenture, dated as of August 20, 2010, among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8. 25% senior notes due 2020 (the “2020 Notes”) and as supplemented by a forty-first supplemental indenture, dated as of December 15, 2010, among NRG, the Existing Guarantors and the Trustee, and a forty-third supplemental indenture, dated as of April 22, 2011, among NRG, the Existing Guarantors and the Trustee.  Pursuant to the Forty-Eighth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2020 Notes.

On May 20, 2011, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the forty-ninth supplemental indenture (the “Forth-Ninth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by a forty-second supplemental indenture, dated as of January 26, 2011, among NRG, the Existing Guarantors and the Trustee pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.625% senior notes due 2018 (the “2018 Notes”). Pursuant to the Forty-Ninth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2018 Notes.

A copy of the Forty-Fifth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Forty-Sixth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Forty-Seventh Supplemental Indenture is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Forty-Eighth Supplemental Indenture is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Forty-Ninth Supplemental Indenture is attached as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein.  The descriptions of the material terms of the Forty-Fifth Supplemental Indenture, the Forty-Sixth Supplemental Indenture, the Forty-Seventh Supplemental Indenture, the Forty-Eighth Supplemental Indenture and Forty-Ninth Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

4.1

Forty-Fifth Supplemental Indenture, dated as of May 20, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2

Forty-Sixth Supplemental Indenture, dated as of May 20, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.3

Forty-Seventh Supplemental Indenture, dated as of May 20, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.4

Forty-Eighth Supplemental Indenture, dated as of May 20, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.5	Forty-Ninth Supplemental Indenture, dated as of May 20, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein

Exhibit Number	Description

and Law Debenture Trust Company of New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG ENERGY, INC.

/s/ Michael Bramnick
Date: May 25, 2011	Name:	Michael Bramnick
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

4.1

Forty-Fifth Supplemental Indenture, dated as of May 20, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2

Forty-Sixth Supplemental Indenture, dated as of May 20, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.3

Forty-Seventh Supplemental Indenture, dated as of May 20, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.4

Forty-Eighth Supplemental Indenture, dated as of May 20, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.5

Forty-Ninth Supplemental Indenture, dated as of May 20, 2011, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.